Exhibit 10.32

AMENDMENT NO. 2
PRODUCTION SHARING CONTRACT
FOR BLOCK CB-ON/2

This Amendment No. 2 to the Production Sharing Contract for Exploration Block executed on 12th day of April, 2000, (hereinafter referred to as “Amendment No. 2”), is made at New Delhi on this ___day of __________, 2007.

BY AND BETWEEN

1.
THE PRESIDENT OF INDIA, acting through the Joint Secretary, Ministry of the Petroleum and Natural Gas, Government of India having its office at Shastri Bhawan, Dr. Rajendra Prasad Marg, New Delhi 110 001, India (hereinafter referred to as “Government”) of the FIRST PART;

AND

2.
OIL & NATURAL GAS CORPORATION LIMITED, a body corporate incorporated under the Companies Act, 1956, having its registered office at Jeevan Bharti Building Tower II, 124, Indira Circus (Connaught Circus), New Delhi (hereinafter referred to as “ONGC”), of the SECOND PART;

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AND

3.
GUJARAT STATE PETROLEUM CORPORATION LTD., a body corporate  incorporated under the Companies Act, 1956, having its registered office at GSPC Bhavan, 3rd Floor, North Wing, Sector 11, Gandhinagar, (hereinafter referred to “GSPC”) of the THIRD PART;

AND

4.
GEOGLOBAL RESOURCES (BARBADOS) INC., a body corporate incorporated under the laws of Barbados, having its registered office at Chamberlain Place, Broad Street, Bridgetown, Barbados, and whose corporate offices is at Suite 310, 605 – 1st Street S.W., Calgary, Alberta, T2P 3S9, Canada (hereafter referred to as “GGRB”), of the FOURTH PART.

(The Government, ONGC, GSPC & GGRB shall hereinafter be referred to as such, or collectively as “Parties” and singularly as “Party”, as the case may be.)

The expressions of ONGC, GSPC & GGRB shall unless it be repugnant to the meaning or context thereof be deemed to mean and include their respective successors, assigns as permitted under Article 28 of the Production Sharing Contract in relation to which this Amendment is being executed.

WHEREAS:

A.
The Government, ONGC, GSPC & HOEC executed a Production Sharing Contract on the 12th day of April, 2000 (hereinafter referred to as the “Production Sharing Contract”) in respect of Block CB-ON/2 with the following respective Participating Interests:

GSPC	Fifty percent (50%)
HOEC	Fifty percent (50%)

B.
Upon completion of Phase-I of exploration activity as defined under the Production Sharing Contract for CB-ON/2 block, HOEC withdrew from the further commitment made under the Production Sharing.  GSPC, however, expressed its willingness to enter into Phase-II with 100% Participating Interest which has been approved by Government of India vide letter No. O-19024/15 2000-ONG/D.V dated 28.11.03.

C.	The Production Sharing Contract was amended by Amendment No. 1 dated January 13, 2005 to reflect the revised participating interest in Block CB-ON/2.

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D.	GPSC is the Operator of the CB-ON/2 exploration block with a 100% Participating Interest.

E.
The Government has agreed vide Letter No. DGH/PSC/GSPCL/CB-ON/2/PI dated the 28th day of August, 2006, for the assignment of 20% (Twenty Percent) Participating Interest given by GSPC in respect of exploration Block CB-ON/2 to GGRB. With this assignment by GSPC to GGRB the respective participating interest of GSPC and GGRB are as follows:

GSPC	Eighty percent (80%)
GGRB	Twenty percent (20%)

F.
The parties now wish to execute this Amendment No. 2 to the Production Sharing Contract to record the amendments and modifications of the Production Sharing Contract, consequent to the assignment referred hereinabove.

NOW THEREFORE THIS AMENDMENT NO. 2 WITNESSTH AND THE PARTIES AGREE AS FOLLOWS:

1.           DEFINITION

Any word or expression used in this Amendment No. 2, but not defined herein below or elsewhere in this Amendment No. 2, shall bear the meaning ascribed to it in the Production Sharing Contract.

2. AMENDMENTS TO THE PRODUCTION SHARING CONTRACT.

a)	In the cover page description of the parties, the following shall be incorporated.

“AND

GEOGLOBAL RESOURCES (BARBADOS) INC.”

b)	In the description of the parties in the Preamble to the Production Sharing Contract, the description of GGRB stands incorporated and the Preamble shall be substituted as given below:

“GEOGLOBAL RESOURCES (BARBADOS) INC., a company incorporated under the laws of Barbados, whose registered office is at Chamberlain Place, Broad Street, Bridgetown, Barbados, and whose corporate office is at Suite 310, 605 – 1st Street S.W., Calgary, Alberta, T2P 3S9, Canada, which expression shall include its successors and such assignees as are permitted under Article 28 of the PSC, of the FIFTH PART.”

c)	In Article 36.1 the following entry for GGRB shall stand incorporated.

“(e)          GEOGLOBAL RESOURCES (BARBADOS) INC.:

Suite 310, 605 – 1st Street S.W,
Calgary, Alberta, T2P 3S9, Canada
Tel: 1-403-777-9250
Fax: 1-403-777-9199
Attn:                      Jean Paul Roy, President”

d)	In the cover page to Appendix C Accounting Procedure to the Production Sharing Contract, the following shall be inserted:

“AND

GEOGLOBAL RESOURCES (BARBADOS) INC.”

3. EFFECTIVE DATE

The provision of this Amendment No. 2 shall commence and be effective from the date of Government’s approval of assignment being August 24, 2006, (the “Effective Date”).

4. EFFECT OF THIS AMENDMENT

a)
Upon execution of this Amendment No. 2 effective from August 24, 2006 GGRB shall be entitled to and shall assume 20% (Twenty Percent) Participating Interest in the Production Sharing Contract and shall be liable to the extent of 20% of Participating Interest in the same manner, and to the same extent as GSPC was entitled to, prior to the receipt of Government approval and execution of this Amendment No. 2.

b)	GSPC shall be discharged from its obligations pursuant to the Production Sharing Contract only to the extent of the aforesaid 20% of Participating Interest, assigned to GGRB.

5. MISCELLNEOUS

a)	The Amendment No. 2 shall constitute an integral part of the Production Sharing Contract.

b)
GSPC & GGRB jointly and severally undertake in indemnify the Government of India against any costs, interest, claims, damages, expenses, and/or losses incurred and shall indemnify and reimburse any and all costs, interest, claims, damages, expenses, losses incurred by any party to the Contract as a result of execution of this Amendment No. 2 to the Production Sharing Contract. GGRB further covenants and undertakes to agree to be bound by the terms and conditions of the Production Sharing Contract including the assumption of obligations, under the Production Sharing Contract to the extent of 20% (Twenty Percent) Participating Interest, from the Effective Date of Amendment No. 2. GGRB further undertakes to furnish

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guarantees and/or other document(s) as per the terms of the Production Sharing Contract.

c)
Except to the extent specified in this Amendment No. 2, all other terms of the Production Sharing Contract shall remain unchanged and nothing contain herein shall change or alter, in any manner whatsoever, the validity, enforceability and interpretation of the Production Sharing Contract

d)	The Production Sharing Contract, except amended hereby, shall remain in full force and effect.

e)
GSPC acknowledges and agrees that it shall remain liable in respect of the 20% (Twenty percent) Participating Interest assigned by it to GGRB in respect of liabilities, costs or charges arising or resulting from the events prior to the Effective Date of Amendment No. 2.

6.           WARRANTY

GSPC, within the scope of the Production Sharing Contract and from the Effective Date of Amendment No. 2, does hereby bind itself, its successors and assignees to warranty and forever defend all and singular to the extent of 20% (Twenty Percent) Participating Interest assigned to GGRB, its successors and permitted assignees, against every person whomsoever.

7.	This Amendment No. 2 shall be governed by and construed in accordance with the laws of India.

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IN WITNESS WHEREOF, THE PARTIES HAVE CAUSED THIS AMENDMENT TO BE EXECUTED BY THEIR DULY AUTHORISED REPRESENTATIVE(S) ON THE DATE AND YEAR FIRST ABOVE WRITTEN.

In the Presence of:	SIGNED AND EXECUTED FOR & ON BEHALF OF: PRESIDENT OF INDIA

Per:
WITNESS		[Name]
[Title]

Per:
WITNESS		[Name]
[Title]

In the Presence of:	SIGNED AND EXECUTED FOR & ON BEHALF OF: GUJARAT STATE PETROLEUM CORPORATION LIMITED

Per:
WITNESS		[Name]
[Title]

Per:
WITNESS		[Name]
[Title]

In the Presence of:	SIGNED AND EXECUTED FOR & ON BEHALF OF: GEOGLOBAL RESOURCES (BARBADOS) INC.

Per:
WITNESS		[Name]
[Title]

Per:
WITNESS		[Name]
[Title]

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